Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and other intangible assets
Goodwill and other intangible assets

Goodwill

	Year ended
Guernsey segment	31 December 2016	31 December 2015	31 December 2014
Balance at beginning of year	23,462	24,821	7,086
Acquisitions during the year	—	—	19,291
Foreign exchange translation adjustment	(3,840)	(1,359)	(1,556)
Balance at end of year	19,622	23,462	24,821

Customer Relationship Intangible Assets

	31 December 2016			31 December 2015
Business segment	Cost	Accumulated amortisation	Net carrying amount	Cost	Accumulated amortisation	Net carrying amount
Bermuda	29,785	(7,762)	22,023	8,342	(6,258)	2,084
Cayman	12,324	(2,782)	9,542	12,324	(1,960)	10,364
Guernsey	58,420	(47,696)	10,724	58,420	(43,199)	15,221
Total	100,529	(58,240)	42,289	79,086	(51,417)	27,669

Customer relationships are initially valued based on the present value of net cash flows expected to be derived solely from the recurring customer base existing as at the date of acquisition. Customer relationship intangible assets may or may not arise from contracts.

During the year ended 31 December 2016, the Bank acquired new customer intangible assets with a value of $21.4 million (31 December 2015: nil, 31 December 2014: $26.6 million), the amortisation expense amounted to $4.5 million (31 December 2015: $4.4 million, 31 December 2014: $4.3 million) and the foreign exchange translation adjustment decreased the net carrying amount by $2.3 million (31 December 2015: decreased by $0.9 million, 31 December 2014: decreased by $1.3 million). The estimated aggregate amortisation expense for each of the succeeding five years is $4.2 million.